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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549




                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  October 29, 1999



                         SOUTHERN MINERAL CORPORATION
            (Exact Name of Registrant as Specified in its Charter)

         NEVADA                        0-8043                   36-2068676
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
     of Incorporation)               File Number)           Identification No.)

                   1201 Louisiana Street,
                       Suite 3350                         77002-5609
                      Houston, Texas                      (Zip Code)
          (Address of Principal Executive Offices)


      Registrant's telephone number, including area code: (713) 658-9444

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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

  On October 29, 1999, the Registrant and its wholly owned, direct and indirect subsidiaries, SMC Production Company, Amerac Energy Corporation, BEC Energy, Inc., and SMC Ecuador, Inc., (collectively with the Registrant, the "Debtors"), jointly filed for protection under Chapter 11 of the United States Bankruptcy Reform Act of 1978, as amended, in the United States Bankruptcy Court, Southern District of Texas, Victoria Division (jointly administered under Case No. 99-60359-V2-11). No receiver has been appointed as the Debtors intend to remain as debtors-in-possession. A press release of the Registrant, attached hereto as
Exhibit 99.1, contains more information regarding the bankruptcy proceeding and is incorporated by reference herein.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

  Three members of the Registrant's Board of Directors have informed the Registrant of their resignation. On October 22, 1999, E. Ralph Hines, Jr. resigned as a director. On October 26, 1999, each of James E. Nielson and Michael D. Watford resigned as a director.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

99.1  Press Release, dated October 29, 1999.



                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            SOUTHERN MINERAL CORPORATION



Date: November 1, 1999      By:  /s/ MICHAEL E. LUTTRELL
                                 -----------------------
                            Michael E. Luttrell
                            Vice President-Finance and
                            Chief Financial Officer


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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER
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99.1  Press Release, dated October 29, 1999.